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                           FORM 8-K/A
                         AMENDMENT No. 1

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                          June 9, 1994

                  Commission File No.: 0-14685


                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                    DELAWARE               51 - 0271821
                 (State or other             (I.R.S.
                 jurisdiction of             Employer
                incorporation or        Identification No.)
                  organization)

          14800 Conference Center Drive
              Suite 400, Westfields         22021 - 3806
               Chantilly, Virginia           (Zip Code)
              (Address of principal
                executive offices)


Registrant's telephone number, including area code: (703)802-9200

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              GENICOM Corporation and Subsidiaries
                           Form 8-K/A
                         Amendment No. 1
                              Index


Item 5.    Other Events

           On June 9, 1994, the registrant announced that it reached an agreement with its lender to amend its credit facility and purchased $ 5.8 million of its 12.5% Senior Subordinated Notes. A copy of the amendment to the credit facility is filed herewith as Exhibit 10.1. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits

    (c)    Exhibits

           10.1  Amendment to the Credit Facility dated
           June 9, 1994.

           99.1  Press release dated June 14, 1994,
           published by the Registrant.

Signatures                                               3

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      GENICOM Corporation
     				    -----------------------
                                           Registrant


Date:  July 15, 1994


                                         James C. Gale
    				    -----------------------
                                           Signature

                                      James C. Gale
                                      Senior Vice
                                      President Finance
                                      and Chief Financial
                                      Officer

                                      (Mr. Gale is the
                                      Chief Financial
                                      Officer and has been
                                      duly authorized to
                                      sign on behalf of
                                      the Registrant)

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              GENICOM Corporation and Subsidiaries

                 INDEX TO EXHIBITS TO FORM 8-K/A
                         Amendment No. 1
                          June 9, 1994

    Exhibit
    Number                  Description              Page
   --------       ----------------------------   -------------

     10.1         Amendment to the Credit          E-1 - E-13
     		  Facility dated June 9, 1994.

     99.1         Press release dated June 14,       E-14
                  1994, published by the
      		  Registrant.